                                                                 Exhibit 10.18.1


     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                    AGREEMENT

This agreement is made by and between

IDENIX PHARMACEUTICALS, INC. a corporation organized and existing under the laws of the State of Delaware, having its principal offices located at 125 CambridgePark Drive, Cambridge, MA 02140 represented by its legal representative Mr. Jean-Pierre Sommadossi (hereinafter referred to as "Idenix")

                                       and

IDENIX SARL, a corporation organized and existing under the laws of France, having registered offices in Immueuble "La Vigie" 170 rue Leon Blum, 34000 Montpellier, France, represented by its legal representative Mr. Jean-Marc Allaire (hereinafter referred to as "Idenix SARL")

                                       and

UNIVERSITA' DELGI STUDI DI CAGLIARI, having a principal place of business at Cittadella Universitaria, SS 554 KM 4.5, 09133 Monserrato, Cagliari, Italy, represented by the Chancellor Prof. Pasquale Mistretta (hereinafter referred to as the "University")

                                     whereas

a) on 4th of January 1999 the University and Idenix SARL, this last on behalf and for the benefit of Idenix, entered into an agreement entitled "Co-operative Antiviral Research Activity Agreement" (hereinafter referred to as "Co-operative Agreement") aimed at performing a joined research activity in the antiviral substances field;

b) in accordance with the Co-operative Agreement, on 14 December 2000 the University and Idenix entered into a license agreement (hereinafter "License Agreement") according to which the University grants to Idenix the exclusive license for the exploitation, whether direct or indirect, of the results obtained and that will be obtained from the performance of the activity indicated under the previous point;

c) the above mentioned Co-operative Agreement and License Agreement have been initially amended on 10 April 2002;

d) said agreements have been further amended with the deed undersigned by the parties on May 8, 2003, also in consideration of the transactions at that time pending between Idenix and Novartis Pharma AG for the acquisition, by this last, of the majority of the shareholding of Idenix (the amendments indicated in this point have become effective on May 8, 2003, following to the occurred execution of a "Development, License and Commercialization Agreement" and of a "Manufacturing and Supply Agreement" by and among Idenix, Idenix (Cayman) Limited and Novartis);

e) in compliance with the provision set forth under art. 9.1 of the Co-operative Agreement, art. 3 of the License Agreement states that Idenix shall pay to the University earned royalties at a rate equal to

      (i) [**]% of Net Sales in case of direct exploitation of the results obtained from the performance of the research activity in accordance with Co-operative Agreement;

      (ii) [**]% of Sublicense Payments or Royalties in case of sublicense of the Intellectual Property Rights now, therefore, in consideration of the premises and the mutual covenants herein contained, Idenix, Idenix SARL and the University agree as follows:

1. The premises shall represent an integral and substantial part of this agreement.

2. Also in consideration of the relevance of the results that the parties are obtaining from the joined research carried out, the royalty rate payable by Idenix or any of its subsidiaries indicated under art. 9.1 of the Co-operative Agreement and art. 3 of the License Agreement shall be increased from [**]% to [**]%.

The parties hereby furthermore agree that such an increased royalty rate shall apply to technology and other property that becomes initially subject to patent applications (including US provisional applications) which constitute the parent case filed on or after 14 May 2003.

For the purposes of this point 2, the date of the first filing of each parent case patent application shall be considered (not the date of the corresponding foreign extensions).

The parties hereby agree that the rate of royalty will be exclusively determined by reference to the date of filing of the parent application.

3. The percentage defined under previous point 2 shall be calculated on Net Sales whether performed directly by Idenix or by a sublicense. As regards to patent applications, including US provisional patent applications, filed before 14 May 2003, from the execution date of the present agreement, the [**]% royalty shall as well be calculated on Net Sales whether performed directly by Idenix or by a sublicense. For the purpose of this section 3, the definition of "Net Sales" provided under section 1.10 of the License Agreement shall apply.

3.1. Idenix shall provide the University of Cagliari with the right of a yearly audit to check the correct undertakings and fulfillments of any obligations of the Cooperative Agreement, of the License and relevant amendments.

4. The present document represents an amendment to art. 9.1 of the Co-operative Agreement and to art. 3 of the License Agreement that, with reference to any other provision, shall entirely apply in the current version (and with the possible amendments that might be brought in the future) to the relationships existing among the parties (and with the possible amendments brought in the future). The parties however agree that in any case in which it is provided to the University the right to grant non exclusive licenses, this has to be understood both as non exclusive and exclusive license right.

5. The parties hereby agree that the patents filed by or on behalf of Idenix or Novartis in order to protect the results of the activity performed in pursuance of the Cooperative Agreement, are therefore deemed subject to the terms of the License Agreement and shall be included in the Annex to the License Agreement. A copy of Annex A as it is currently constituted is attached hereto and made a part of the License Agreement. The Annex A attached hereto supercedes in its entirety the Annex A referred to in the amendment dated 10 April 2002 of the License Agreement and Co-operative Agreement. In the future, Idenix will provide to include in such Annex the new patent applications concerning results obtained within the Cooperative Activity, providing the University with a quarterly communication of such Annex including the new patent applications which updated Annex A will be deemed to be agreed to by the University.

In the Annex A attached hereto are not included the following patents: US patent application No. 60/626184 (Sommadossi) and US patent application No. 60/326192 (Sommadossi) that were un-correctly inserted in previous Annex A of the License Agreement, since they are not part of the Co-operative Antiviral Research Activity Agreement due to the fact that Professor Paolo LA Colla did not contributed, even partially, to the achievement of the relevant inventions.

6. In order to clarify the provisions set forth in the agreement undersigned by the parties on 8 May 2003 mentioned in the premises, the parties recognize and accept that the rights and the obligations, stated upon the Dipartimento di Scienze e Tecnologie Biomediche by the Co-operative Agreement and by the License Agreement (as finally amended on 8 may 2003) shall be considered exclusively referred to the Sezione di Microbiologia e Virologia Generale e Biotecnologie Microbioche, directed by Prof. La Colla.

7. The parties hereto agree that the initial term of the Co-operative Agreement, as amended, shall expire on January 22, 2007 and that the Co-operative Agreement may be renewed for additional four year periods by mutual consent of the parties expressed in writing at least 30 days prior to the expiration of the then current term.

8. This agreement is drafted in English, and for the sole purpose of allowing the University to better comprehend the relevant content, in Italian, being understand that in case of contrasts between the English version and the Italian version, the English one shall prevail.

    June 30, 2004
--------------------------------------
    Date


   /s/Jean Pierre Sommadossi
--------------------------------------
name and appointment


IDENIX PHARMACEUTICALS, INC.


   /s/Jean Pierre Sommadossi
--------------------------------------
name and appointment

IDENIX SARL


/s/ Pasquale Mistietia
--------------------------------------
Prof. Pasquale Mistietia


/s/ Pavlo LaColla
--------------------------------------
Prof. Pavlo LaColla

                                    EXHIBIT A





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
                                                                            PATENT /       ISSUE /
TITLE                                                 FILING   SERIAL       PUBLICATION    PUB.
& DOCKET NAME    COUNTRY   OWNER        INVENTORS     DATE     NUMBER       NUMBER         DATE        STATUS
-------------    -------   -----        ---------     ----     ------       ------         ----        ------
[**]             [**]         [**]      [**]          [**]     [**]                                    [**]
                                        P.
                                        LaColla,
IDX1006          U.S.      USC IDXINC   JP.           5/26/01  09/863,816   2003/0060400   03/27/03    Allowed
                                        Sommadossi
[**]             [**]         [**]      [**]          [**]     [**]                                    [**]
[**]             [**]         [**]      [**]          [**]     [**]                                    [**]
                                        P.
                                        LaColla,
IDX1006 CON 3    U.S.      USC IDXINC   JP.           6/20/03  10/602,692   2004/0097462   05/20/04    Published
                                        Sommadossi
                                        P.
                                        LaColla,
IDX1006 DIV      U.S.      USC IDXINC   JP.           6/20/03  10/602,693   2004/0063622   04/01/04    Published
                                        Sommadossi
[**]             [**]         [**]      [**]          [**]     [**]         [**]           [**]        [**]
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
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TITLE                                                 FILING   SERIAL       PUBLICATION    PUB.
& DOCKET NAME    COUNTRY   OWNER        INVENTORS     DATE     NUMBER       NUMBER         DATE        STATUS
-------------    -------   -----        ---------     ----     ------       ------         ----        ------
[**]             [**]         [**]      [**]          [**]     [**]                                    [**]
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                                        P.
                              USC       LaColla,
IDX1007CON1      U.S.        IDXINC     JP.           6/20/03  10/602,691   2004/0097461   05/20/04    Published
                                        Sommadossi
[**]             [**]         [**]      [**]          [**]     [**]                                    [**]
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
                                                                            PATENT /       ISSUE /
TITLE                                                 FILING   SERIAL       PUBLICATION    PUB.
& DOCKET NAME    COUNTRY   OWNER        INVENTORS     DATE     NUMBER       NUMBER         DATE        STATUS
-------------    -------   -----        ---------     ----     ------       ------         ----        ------
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                                        J-P
                                        Sommadossi
IDX1009CON1      US CON    USC IDXINC   P LaColla     1/24/03  10/350,772   2003/0225114   12/04/03    Published
                                        M Artico
                                        M Bryant
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& DOCKET NAME    COUNTRY   OWNER        INVENTORS     DATE     NUMBER       NUMBER         DATE        STATUS
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
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IDX 1031
2'-C-Methyl-3'-
O-L-Valine
Ester                                   JP
Ribofuranosyl    U.S.         USC.      Sommadossi    6/27/03  10/607,909   2004/0077587   04/22/04    Published
Cytidine for                 IDXINC     P La
Treatment of                            Colla
Flaviviridae
Infections
(NM283)

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